Exhibit 99.1

Quarterly
Operating Supplement
First Quarter 2007

1	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Table of Contents

Radian Asset Assurance Inc.

Quarterly Operating Supplement

March 31, 2007

Introductory Note

This operating supplement presents financial information for Radian Asset Assurance Inc. (Radian) and its consolidated subsidiaries on a GAAP basis. Please visit our website at www.radian.biz on or about May 21, 2007 for selected statutory information.

Company Profile

Radian, founded in 1985 and rated AA by Standard & Poor’s, a division of The McGraw-Hill Companies (S&P), and Fitch Ratings and Aa3 by Moody’s Investor Service (Moody’s), is a leading financial guarantor of structured finance and public finance transactions. As a direct writer of financial guaranty insurance for municipal bonds, asset-backed securities and structured transactions, Radian plays an important role in extending the benefits of insurance to a broad range of institutions and securities issuers. Radian is also a leading provider of reinsurance to the major monoline financial guarantors. In addition, Radian provides Trade Credit reinsurance, which was placed in runoff in 2005.

Radian is a subsidiary of Radian Group Inc. (NYSE: RDN), a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London.

Company Information

Radian Asset Assurance Inc.	Contact:
335 Madison Avenue	John C. DeLuca
New York, New York 10017	Senior Vice President
1 877 337.4925 (within the U.S.)	Director of Marketing, Public Finance
1 212 983.3100	1 212 984.9222
www.radian.biz	john.deluca@radian.biz

2	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Introductory Note / Company Profile / Company Information

Radian Asset Assurance Inc.

Consolidated GAAP Income Statements* ($ Thousands)

(Unaudited)

	Quarter ended
	March 31 2007	March 31 2006
Revenues
Net premiums written – insurance	$41,453	$39,072
Net premiums written – derivatives	13,326	14,444

Total net premiums written	$54,779	$53,516

Net premiums earned – insurance	$33,555	$33,187
Net premiums earned – derivatives	18,939	16,728

Total net premiums earned	52,494	49,915
Net investment income	24,786	21,780
Gain (loss) on sale of investments	2,700	(253)
Change in fair value of derivative instruments	25,140	8,509

Total revenues	105,120	79,951

Expenses
Losses and loss adjustment expenses	(3,952)	7,182
Policy acquisition costs	11,629	13,972
Other operating expenses	14,094	14,845
Other expense	4,267	3,452

Total expenses	26,038	39,451

Income before income taxes	79,082	40,500
Income tax expense	21,973	9,936

Net income	$57,109	$30,564

Financial Ratios
Loss and LAE Ratio	–7.5%	14.4%
Underwriting Expense Ratio	49.0%	57.7%

Combined Ratio	41.5%	72.1%

*	See Consolidated Explanatory Notes on page 16.

3	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Consolidated GAAP Income Statements

Radian Asset Assurance Inc.

Consolidated GAAP Balance Sheets* ($ Thousands)**

(Unaudited)

	March 31 2007	December 31 2006
Assets
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $2,181,499 and $2,111,479)	$2,244,280	$2,171,578
Trading securities, at fair value (cost $97 and $17,459)	280	28,340
Common stock, at fair value (cost $931 and $931)	1,152	1,152
Short-term investments	86,317	93,042

Total Investments	2,332,029	2,294,112
Cash and cash equivalents	9,129	2,371
Accrued interest and dividends receivable	26,068	27,860
Premiums and other receivables	25,105	25,760
Deferred policy acquisition costs	157,527	153,094
Prepaid reinsurance premiums	1,169	1,184
Reinsurance recoverable on unpaid losses	334	2,259
Prepaid federal income taxes	14,995	14,995
Federal income tax recoverable	—	409
Credit derivatives	123,109	118,721
Other assets	9,211	7,752

Total Assets	$2,698,676	$2,648,517

Liabilities and Shareholder’s Equity
Liabilities
Losses and loss adjustment expenses	$162,996	$173,990
Reinsurance payable on paid losses and loss adjustment expenses	1,831	1,853
Deferred premium revenue	667,762	659,877
Federal income taxes payable	11,381	—
Deferred federal income taxes	116,814	109,849
Payable to affiliates	4,275	5,141
Credit derivatives	43,893	59,143
Accrued expenses and other liabilities	27,434	32,388

Total Liabilities	1,036,386	1,042,241

Shareholder’s Equity
Common stock — $150 par value
Authorized, issued and outstanding — 100,000 shares	15,000	15,000
Additional paid-in capital	602,643	600,654
Retained earnings	1,005,370	944,996
Accumulated other comprehensive income	39,277	45,626

Total Shareholder’s Equity	1,662,290	1,606,276

Total Liabilities and Shareholder’s Equity	$2,698,676	$2,648,517

*	See Consolidated Explanatory Notes on page 16.
**	Except share amounts.

4	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Consolidated GAAP Balance Sheets

Radian Asset Assurance Inc.

Consolidated Gross Premiums Written by Product* ($ Thousands)

	Quarter ended
	March 31 2007	March 31 2006	Percent Change
Public Finance Direct	$12,780	$13,438	–4.9%
Structured Finance Direct	5,247	3,941	33.1%
Public Finance Reinsurance	18,154	17,983	1.0%
Structured Finance Reinsurance	5,912	3,005	96.7%
Trade Credit Reinsurance	(22)	2,771	–100.8%
Derivatives	13,446	14,592	–7.9%

	$55,517	$55,730	–0.4%

Consolidated Net Premiums Earned by Product* ($ Thousands)

	Quarter ended
	March 31 2007	March 31 2006	Percent Change
Public Finance Direct	$11,585	$7,753	49.4%
Structured Finance Direct	4,691	4,912	–4.5%
Public Finance Reinsurance	11,100	8,293	33.8%
Structured Finance Reinsurance	6,194	4,594	34.8%
Trade Credit Reinsurance	(15)	7,635	–100.2%
Derivatives	18,939	16,728	13.2%

	$52,494	$49,915	5.2%

Consolidated Net Unearned Premium Amortization and Estimated Future Installment Premiums**

As of March 31, 2007

($ Millions)

	Ending Net Unearned Premiums	Unearned Premium Amortization	Future Installments	Total Premium Earnings
2007	$622.8	$73.0	$48.8	$121.8
2008	560.4	62.4	73.8	136.2
2009	507.5	52.9	64.2	117.1
2010	461.5	46.0	52.1	98.1
2011	418.7	42.8	45.8	88.6

2007 – 2011	418.7	277.1	284.7	561.8
2012 – 2016	242.3	176.4	114.2	290.6
2017 – 2021	120.8	121.5	32.1	153.6
2022 – 2026	46.6	74.2	21.5	95.7
After 2026	—	46.6	31.2	77.8

Total	—	$695.8	$483.7	$1,179.5

*	See Consolidated Explanatory Notes on page 16.
**	This table depicts the expected amortization of the unearned premium, including credit derivatives, for the existing financial guaranty portfolio, assuming no advance refundings as of March 31, 2007. Expected maturities will differ from contractual maturities because borrowers have the right to call or repay financial guaranty obligations. Unearned premium amounts are net of prepaid reinsurance.

5	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Consolidated: Gross Premiums Written / Net Premiums Earned / Net Unearned Premium

Radian Asset Assurance Inc.

Consolidated Selected Loss Information*

($ Thousands)

Components of Claims Paid and Incurred Losses and Loss Adjustment Expenses

	Quarter ended
	March 31 2007	March 31 2006
Claims Paid
Trade Credit	$2,602	$3,727
Financial Guaranty	(383)	(209)
Conseco Finance Corp	3,109	4,317

Total	$5,328	$7,835

Incurred Losses and Loss Adjustment Expenses
Trade Credit	$(1,276)	$3,595
Financial Guaranty	(2,676)	4,869
Conseco Finance Corp	—	(1,282)

Total	$(3,952)	$7,182

Net payments under derivative contracts	$—	$66,639

Components of Losses and Loss Adjustment Expense Reserves

	March 31 2007	December 31 2006
Financial Guaranty
Case	$38,988	$42,459
Allocated non-specific	23,500	26,185
Unallocated non-specific	60,656	60,431

	123,144	129,075

Trade Credit and Other
Case	19,357	20,770
IBNR	20,495	24,145

	39,852	44,915

Total	$162,996	$173,990

*	See Consolidated Explanatory Notes on page 16.

6	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Consolidated Selected Loss Information

Radian Asset Assurance Inc.

Consolidated Selected Derivative Information*

($ Millions)

Balance Sheet Information

	March 31 2007	December 31 2006
Notional value—insured portfolio	$51,952.8	$43,728.0

Gross unrealized gains	$123.1	$118.7
Gross unrealized losses	14.7	24.3

Net gains	$108.4	$94.4

Income Statement Information

	Quarter ended
	March 31 2007	March 31 2006
(Losses) gains on trading securities	$(0.1)	$3.7
Net gains recorded on derivatives	25.2	4.8

Change in fair value of derivative instruments	$25.1	$8.5

Net Gains and (Losses)

	March 31 2007	December 31 2006
Balance at January 1	$94.4	$23.4
Net gains recorded	25.2	7.4
Settlements of derivatives contracts:
Defaults
Recoveries	—	(4.5)
Payments	—	68.1
Early termination receipts	(11.2)	—

Balance at end of period	$108.4	$94.4

*	See Consolidated Explanatory Notes on page 16.

7	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Selected Consolidated Derivative Information

Radian Asset Assurance Inc.

Consolidated Investment Portfolio Highlights*

($ Millions)

Asset Quality**	Book Value (03/31/2007)	Percent of Book Value	Book Value (12/31/2006)	Percent of Book Value
AAA	$1,572.1	67.3%	$1,573.2	68.5%
AA	388.4	16.7%	404.4	17.6%
A	183.1	7.9%	172.6	7.5%
BBB	176.7	7.6%	132.4	5.8%
BIG	5.0	0.2%	3.5	0.2%
NR	5.3	0.2%	5.8	0.3%
Other	1.4	0.1%	2.2	0.1%

Total	$2,332.0	100.0%	$2,294.1	100.0%

Asset Class	Book Value (03/31/2007)	Percent of Book Value	Book Value (12/31/2006)	Percent of Book Value
Municipal Bonds	$1,751.6	75.1%	$1,703.6	74.2%
Taxable Bonds	342.2	14.7%	344.2	15.0%
Convertible Bonds	121.1	5.2%	116.5	5.1%
Short-Term	86.3	3.7%	93.0	4.1%
Other	30.8	1.3%	36.8	1.6%

Total	$2,332.0	100.0%	$2,294.1	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Average duration of 5.9 years and 5.6 years at 03/31/2007 and 12/31/2006, respectively.

8	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Consolidated Investment Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights* ($ Millions)

Consolidated Gross Par Originated

	Quarter ended
	March 31, 2007			March 31, 2006
	Direct	Assumed**	Total	Direct	Assumed**	Total
Public Finance	$521	$2,626	$3,147	$471	$2,043	$2,514
Structured Finance	10,823	418	11,241	5,397	314	5,711

Total	$11,344	$3,044	$14,388	$5,868	$2,357	$8,225

Sector Breakout

	Net Par Outstanding (03/31/2007)	Percent of total Net Par	Net Par Outstanding (12/31/2006)	Percent of total Net Par
Public Finance
General Obligations	$17,740	15.5%	$16,760	16.1%
Healthcare	10,332	9.1%	10,198	9.8%
Utilities	6,248	5.5%	6,269	6.0%
Transportation	5,778	5.1%	5,426	5.2%
Tax Backed	5,514	4.8%	5,269	5.1%
Education	4,118	3.6%	4,095	3.9%
Investor-Owned Utilities	2,624	2.3%	2,355	2.3%
Long Term Care	1,537	1.3%	1,464	1.4%
Housing	750	0.7%	793	0.8%
Other Public Finance	1,261	1.1%	1,184	1.1%

Subtotal Public Finance	$55,902	49.0%	$53,813	51.7%

Structured Finance
Collateralized Debt Obligations	$51,709	45.3%	$43,990	42.3%
Asset Backed – Consumer	1,361	1.2%	1,310	1.3%
Asset Backed – Commercial and Other	1,319	1.1%	1,109	1.1%
Asset Backed – Mortgage and MBS	1,097	1.0%	1,023	1.0%
Other Structured Finance	2,721	2.4%	2,721	2.6%

Subtotal Structured Finance	58,207	51.0%	50,153	48.3%

Total	$114,109	100.0%	$103,966	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Reflects one quarter lag

9	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Rating Distribution**

Rating**	Net Par Outstanding (03/31/2007)	Percent of total Net Par	Net Par Outstanding (12/31/2006)	Percent of total Net Par
Public Finance
AAA	$1,597	1.4%	$1,371	1.3%
AA	17,136	15.0%	16,436	15.8%
A	19,138	16.8%	18,715	18.0%
BBB	16,523	14.5%	15,808	15.2%
Below Investment Grade	1,455	1.3%	1,293	1.2%
Not Rated	53	0.0%	190	0.2%

Subtotal Public Finance	$55,902	49.0%	$53,813	51.7%

Structured Finance
AAA	$50,920	44.6%	$41,800	40.2%
AA	2,587	2.3%	2,976	2.9%
A	1,289	1.1%	1,481	1.5%
BBB	2,499	2.2%	2,511	2.4%
Below Investment Grade	113	0.1%	119	0.1%
Not Rated	799	0.7%	1,266	1.2%

Subtotal Structured Finance	$58,207	51.0%	$50,153	48.3%

Total
AAA	$52,517	46.0%	$43,171	41.5%
AA	19,723	17.3%	19,412	18.7%
A	20,427	17.9%	20,196	19.5%
BBB	19,022	16.7%	18,319	17.6%
Below Investment Grade	1,568	1.4%	1,412	1.3%
Not Rated	852	0.7%	1,456	1.4%

Total	$114,109	100.0%	$103,966	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

10	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Geographic Diversification

	Net Par Outstanding (03/31/2007)	Percent of total Net Par	Net Par Outstanding (12/31/2006)	Percent of total Net Par
Domestic public finance
California	$6,393	5.6%	$6,185	5.9%
New York	5,380	4.7%	5,051	4.9%
Texas	4,249	3.7%	4,158	4.0%
Florida	3,335	2.9%	3,245	3.1%
Pennsylvania	3,113	2.7%	2,892	2.8%
Illinois	2,943	2.6%	2,881	2.8%
New Jersey	2,330	2.0%	2,250	2.2%
Massachusetts	2,249	2.0%	2,238	2.2%
Washington	1,799	1.6%	1,775	1.7%
Colorado	1,499	1.3%	1,409	1.3%
Top ten states – domestic public finance subtotal	33,290	29.1%	32,084	30.9%
Total of other states – domestic public finance	19,166	16.8%	18,685	17.9%
Total domestic public finance	52,456	45.9%	50,769	48.8%
Domestic structured finance	41,276	36.2%	37,205	35.8%
International public and structured finance	20,377	17.9%	15,992	15.4%

Total	$114,109	100.0%	$103,966	100.0%

*	See Consolidated Explanatory Notes on page 16.

11	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights* ($ Millions)

25 Largest Public Finance Exposures

Obligor	Net Par Outstanding (03/31/2007)	Percent of total Net Par	Rating**
New York, NY – G.O.	$738	0.6%	AA-
California – G.O.	609	0.5%	A+
Port Authority of New York & New Jersey	551	0.5%	AA-
Chicago, IL – G.O.	457	0.4%	AA-
Massachusetts – G.O.	430	0.4%	AA
Washington – G.O.	368	0.3%	Aa1
Metropolitan Transportation Authority, NY	346	0.3%	A
New Jersey Transportation Trust Fund Authority	342	0.3%	AA-
Puerto Rico – G.O.	332	0.3%	BBB
New Jersey Economic Development Authority School Facilities	309	0.3%	AA-
Los Angeles Unified School District, CA	299	0.3%	AA-
Long Island Power Authority, NY	298	0.3%	A-
Illinois Toll Highway Authority	289	0.3%	AA-
New York City Municipal Water Finance, NY	283	0.2%	AA+
Jefferson County, AL – Sewer Revenue	275	0.2%	A
San Francisco International Airport, CA	267	0.2%	A1
Massachusetts School Building Authority	264	0.2%	AA
Illinois – G.O.	250	0.2%	AA
New Jersey Turnpike Authority	248	0.2%	A
Houston Airport System, TX	244	0.2%	A1
California Economic Recovery Bonds	235	0.2%	AA-
Denver Colorado Airport System	211	0.2%	A+
Detroit, MI – G.O.	207	0.2%	BBB
Dallas Fort Worth International Airport, TX	205	0.2%	A+
Metropolitan Washington DC Airports Authority	196	0.2%	AA-

Total	$8,253	7.2%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

Largest Structured Finance Exposures

Radian’s largest Structured Finance exposures consist of the following:

•	Seven $600 million transactions representing Static Synthetic Investment Grade Corporate CDOs rated AAA.

•	One $599 million transaction representing a Static Synthetic Investment Grade Commercial Mortgage Backed Securities CDO rated AAA.

•	One $563 million transaction representing a Static Synthetic Investment Grade Corporate CDO rated AAA.

•	One $519 million transaction representing a Managed Cashflow Investment Grade Asset-Backed CDO rated AAA.

•	Twenty nine transactions ($450 million each) representing Static Synthetic Investment Grade Corporate CDOs rated AAA.

•	One $450 million transaction representing a Second-to-Pay CDO rated AAA.

•	One $450 million transaction representing a Static Synthetic Investment Grade Commercial Mortgage Backed Securities CDO rated AAA.

These 41 transactions combine to total $19.8 billion, or 17.4% of Radian’s Net Par Outstanding as of March 31, 2007.

12	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Below Investment Grade Exposure by Sector

Sector	Net Par Outstanding (03/31/2007)	Percent of total Net Par
Public Finance
General Obligations	$922	0.8%
Utilities	124	0.1%
Tax Backed	103	0.1%
Healthcare	97	0.1%
Education	81	0.1%
Long Term Care	56	0.0%
Housing	23	0.0%
Transportation	3	0.0%
Other Public Finance	46	0.0%

Subtotal Public Finance	1,455	1.2%

Structured Finance
Asset Backed – Consumer	77	0.1%
Asset Backed – Commercial and Other	29	0.0%
Collateralized Debt Obligations	7	0.0%

Subtotal Structured Finance	113	0.1%

Total	$1,568	1.3%

10 Largest Health Care Exposures

Obligor	Net Par Outstanding (03/31/2007)	Percent of total Net Par	Rating**
Bon Secours Health System Inc	$132	0.1%	A-
MedStar Health	119	0.1%	A3
Kaiser Permanente	109	0.1%	A+
Consort Healthcare Limited	105	0.1%	BBB-
Methodist Hospital	105	0.1%	AA
Adventist Health System	101	0.1%	A+
Mountain States Health Alliance	98	0.1%	BBB+
Group Health Coop	98	0.1%	A-
Ascension Health	98	0.1%	AA
Catholic Healthcare West	96	0.1%	A

Total	$1,061	1.0%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

13	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated Insured Portfolio Highlights*

($ Millions)

Net Debt Service Amortization

	Scheduled Net Debt Service Amortization as of 03/31/2007	Ending Net Debt Service Outstanding
2007	$6,985	$148,584
2008	6,620	141,964
2009	8,615	133,349
2010	8,778	124,571
2011	6,679	117,892
2012 – 2016	50,863	67,029
2017 – 2021	26,211	40,818
2022 – 2026	16,000	24,818
After 2026	24,818	—

Total	$155,569

*	See Consolidated Explanatory Notes on page 16.

14	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Consolidated Insured Portfolio Highlights

Radian Asset Assurance Inc.

Consolidated CDO Exposure* ($ Millions)

Total CDO Exposure

	Net Par Outstanding (03/31/2007)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2006)	Percent of Total CDO Net Par
Direct	$49,919	96.5%	$42,110	95.7%
Assumed	1,790	3.5%	1,879	4.3%

Total	$51,709	100.0%	$43,989	100.0%

Total CDO Portfolio Rating Distribution**

	Net Par Outstanding (03/31/2007)	Percent of Total CDO Net Par	Net Par Outstanding (12/31/2006)	Percent of Total CDO Net Par
AAA	$49,281	95.3%	$40,448	92.0%
AA	1,903	3.7%	2,357	5.4%
A	281	0.5%	505	1.1%
BBB	237	0.5%	271	0.6%
Below Investment Grade	7	0.0%	8	0.0%
Not Rated	—	0.0%	400	0.9%

Total	$51,709	100.0%	$43,989	100.0%

Direct CDO Underlying Asset Types

	Direct CDO Net Par Outstanding (03/31/2007)	Percent of Direct CDO Net Par	Direct CDO Net Par Outstanding (12/31/2006)	Percent of Direct CDO Net Par
Corporates	$43,580	87.3%	$36,319	86.2%
Other	6,339	12.7%	5,791	13.8%

Total	$49,919	100.0%	$42,110	100.0%

*	See Consolidated Explanatory Notes on page 16.
**	Indicated ratings category reflects the highest rating assigned to the underlying obligation from the three rating agencies (S&P, Moody’s and Fitch), or, if no such rating has been assigned, Radian’s rating estimate of the obligation utilizing rating agency models and methodologies to the extent available. Radian’s rating estimates are subject to revision at any time and may differ from the credit ratings ultimately assigned by the three rating agencies.

15	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Consolidated CDO Exposure

Radian Asset Assurance Inc.

Consolidated Explanatory Notes

1. The accompanying unaudited GAAP financial information includes the accounts of Radian, Radian Asset Assurance Limited, Radian Financial Products Limited, Van-American Insurance Agency, Inc. and Asset Recovery Solutions.

These unaudited consolidated financial statements do not include all of the information and disclosures required by generally accepted accounting principles. These financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto, including the Report of Independent Registered Public Accounting Firm for Radian for the year ended December 31, 2005, as filed in accordance with 15c2-12 of the Securities Exchange Act of 1934.

2. Prior year amounts have been restated to conform to current year presentation.

3. For the quarters ended March 31, 2007 and March 31, 2006, the change in fair value of derivatives were gains of $25.1 million and $8.5 million respectively. Both the 2007 and 2006 periods had substantial gains resulting from the tightening of credit spreads. However in 2006, gains were partially offset by loss of $17.2 million from a credit that settled in March 2006.

4. On February 6, 2007, Radian Group Inc. and MGIC Investment Corp. (“MGIC”) entered into an Agreement and Plan of Merger pursuant to which Radian Group agreed, subject to the terms and conditions of the merger agreement, to merge with and into MGIC. Completion of the merger, which is expected to occur late in the third quarter or early in the fourth quarter of 2007, remains subject to various regulatory approvals. The merger agreement contains certain termination rights for both Radian Group and MGIC. Under certain circumstances, including those relating to competing business combination proposals, termination of the merger agreement may result in a party paying a termination fee of $185 million. In addition, certain of our reinsurance customers will have the right to recapture reinsurance business previously assumed by Radian as a result of the merger. Fitch and Moody’s have affirmed their financial strength ratings of Radian of “AA” and “Aa3”, respectively, with Fitch maintaining its current negative outlook for Radian. Standard & Poor’s has indicated that Radian’s “AA” financial strength rating “would not be affected by successful integration,” although no assurances can be given with respect to future ratings actions, the success of the merger or the financial impact of any recapture of business, if any, as a result of the merger.

16	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Consolidated Explanatory Notes

Safe Harbor Statement

All statements made herein that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as our prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing demand or mortgage originations, changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates or consumer confidence, or changes in credit spreads; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by our insurance; the loss of a customer with whom we have a concentration of our insurance in force or the influence of large customers; increased severity or frequency of losses associated with certain of our products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of our mortgage insurance policies; downgrades of, or other ratings actions with respect to, our credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to our operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumer lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted including legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of our mortgage insurance policies; vulnerability to the performance of our strategic investments; changes in the availability of affordable or adequate reinsurance for our non-prime risk; legal and other limitations on the amount of dividends that Radian Group Inc. may receive from its insurance subsidiaries; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities; and risks and uncertainties associated with our proposed merger with MGIC Investment Corporation (“MGIC”), including, without limitation: the ability to complete the transaction on the proposed terms and schedule; the risk that the two companies and their businesses will not be integrated successfully; customer attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or other business relationships; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that potential sales of assets in connection with the merger may negatively impact the financial performance of the combined company; and the possibility that the merger may not be completed, whether due to the failure to receive regulatory approvals or otherwise, which may have an adverse effect on our customers, employees and other business relationships, and may have a materially adverse impact on our financial results and prospects. For more information regarding these risks and uncertainties as well as certain additional risks faced by us, please refer to the risk factors detailed in Item 1A of Part I of Radian Group Inc.’s annual report on Form 10-K for the year ended December 31, 2006 and in our joint proxy statement/prospectus for our 2007 annual meeting. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which this information was publicly released. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements made in this document to reflect new information, future events or for any other reason.

17	Quarterly Operating Supplement for the Period Ended March 31, 2007 / Safe Harbor Statement